Exhibit 10.1
Execution Version

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This Amendment No. 4 to Credit Agreement (this “Agreement”) dated as of August 6, 2015 is made by and among QUIDEL CORPORATION, a Delaware corporation (the “Borrower”), the guarantors party hereto (the “Guarantors”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer (each as defined in the Credit Agreement (as defined below), and the Lenders (as defined in the Credit Agreement) signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of August 10, 2012, as amended by that certain Amendment No. 1 to Credit Agreement dated as of January 30, 2013, as amended by that certain Amendment No. 2 to Credit Agreement dated as of December 1, 2014, and as amended by that certain Amendment No. 3 to Credit Agreement dated as of June 4, 2015 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”). Capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement; and
WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Agreement;
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendment to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is amended as follows:

(a)	The definition of “Permitted Stock Repurchase” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Permitted Stock Repurchase” means the Borrower’s purchase, redemption or other acquisition of the shares of its common stock or other Equity Interests (including, but not limited to, securities convertible into or exchangeable for shares of its capital stock) for solely cash consideration (a “Stock Repurchase”) with respect to which all of the following conditions shall have been satisfied:
(a)    both before and after giving effect to such Stock Repurchase, no Default or Event of Default shall exist or shall be caused thereby;

(b)    the Borrower and its Subsidiaries shall be in actual and pro forma compliance with the covenants contained in Section 7.11 before and after giving effect to such Stock Repurchase; and
(c)    after giving effect to such Stock Repurchase, the sum of (i) the amount by which the Aggregate Commitments exceeds Total Outstandings plus (ii) the amount of cash held by the Borrower and its Subsidiaries shall equal at least $25,000,000.”

(b)	Section 7.06(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(e)    the Borrower may make any Permitted Stock Repurchase; provided that, after giving effect to such Permitted Stock Repurchase, the aggregate amount of cash paid or payable for all Permitted Stock Repurchases shall not exceed $50,000,000 during the term of this Agreement.”
2.    Effectiveness; Conditions Precedent. This Agreement and the amendments to the Credit Agreement herein provided shall become effective as of the date (the “Effective Date”) all of the following conditions precedent have been satisfied:
(a)    the Administrative Agent shall have received counterparts of this Agreement, duly executed by the Borrower, the Administrative Agent, each Guarantor and the Required Lenders; and
(b)    all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).
The Administrative Agent and the Lenders agree that the conditions precedent set forth in clause (a) of this Section 2 will be deemed satisfied upon the Administrative Agent’s delivery to the Lenders (including by posting to the Platform) of a fully executed version of this Agreement on the date hereof.
3.    Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.
4.    Representations and Warranties. In order to induce the Administrative Agent, the L/C Issuer and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

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(a)    The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement;
(b)    The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors as of the date of this Agreement pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;
(c)    This Agreement has been duly authorized, executed and delivered by the Borrower and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
(d)    No Default or Event of Default has occurred and is continuing.
5.    Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
6.    Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
7.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

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8.    Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of California applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14, 10.15 and 10.16 of the Credit Agreement.
9.    Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
10.    References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
11.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the L/C Issuer and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
12.    FATCA. For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the effective date of this Agreement, the Borrower and the Administrative Agent shall, to the extent permissible under applicable law, treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

QUIDEL CORPORATION

By:	/s/ Randall J. Steward
Name:	Randall J. Steward
Title:	CFO

GUARANTORS:

DIAGNOSTIC HYBRIDS, INC.

By:	/s/ Randall J. Steward
Name:	Randall J. Steward
Title:	Treasurer

Quidel Corporation
Amendment No. 4 to Credit Agreement
Signature Page
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BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Tiffany Shin
Name:	Tiffany Shin
Title:	Assistant Vice President

Quidel Corporation
Amendment No. 4 to Credit Agreement
Signature Page
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BANK OF AMERICA, N.A., as a Lender, L/C
Issuer and Swing Line Lender

By:	/s/ John C. Plecque
Name:	John C. Plecque
Title:	Senior Vice President

Quidel Corporation
Amendment No. 4 to Credit Agreement
Signature Page
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U.S. BANK NATIONAL ASSOCIATION, as
Syndication Agent and a Lender

By:	/s/ Matthew Kavan
Name:	Matthew Kavan
Title:	Vice President

Quidel Corporation
Amendment No. 4 to Credit Agreement
Signature Page
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COMPASS BANK, as Documentation Agent and a Lender

By:	/s/ Douglas S. Lambell
Name:	Douglas S. Lambell
Title:	Senior Vice President

Quidel Corporation
Amendment No. 4 to Credit Agreement
Signature Page
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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Ling Li
Name:	Ling Li
Title:	Vice President

Quidel Corporation
Amendment No. 4 to Credit Agreement
Signature Page
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